KEMPER INCOME FUNDS
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                   Kemper Income And Capital Preservation Fund
                     Kemper Short-Term U.S. Government Fund
                          Kemper Strategic Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper U.S. Mortgage Fund
                                 --------------

                Supplement to Statement of Additional Information
               Dated January 1, 1999, as revised February 8, 1999

The following text supplements the section entitled "Depository Receipts" in the currently effective Statement of Additional Information:

Kemper High Yield Opportunity Fund may invest a portion of its assets in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished, as it may not be possible for the Fund to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly-based portfolio of common stocks in that the selection of the stocks included in the Fund may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

The following text replaces the applicable paragraph in the section entitled "Collateralized Obligations" in the currently effective Statement of Additional
Information:

A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. In addition to investing in a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities, no Fund currently intends to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Collection of receivables may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters.

The following text replaces the applicable paragraph in the section entitled "Zero Coupon Government Securities" in the currently effective Statement of Additional Information:

Zero Coupon Government Securities. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.


April 16, 1999